AMENDED AND RESTATED
PLEDGE AND SECURITY AGREEMENT

dated as of August 21, 2018

between

EACH OF COVANTA ENERGY, LLC

AND THE OTHER GRANTORS PARTY HERETO

And

BANK OF AMERICA, N.A., as Collateral Agent

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-i-

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-ii-

SCHEDULES AND EXHIBITS
SCHEDULE 4.1 – GENERAL INFORMATION
SCHEDULE 4.2 – LOCATION OF EQUIPMENT AND INVENTORY
SCHEDULE 4.4 – INVESTMENT PROPERTY
SCHEDULE 4.5 – INTELLECTUAL PROPERTY – EXCEPTIONS

EXHIBIT A – PLEDGE SUPPLEMENT

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iii
This AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of August 21, 2018 (this “Agreement”), between EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and BANK OF AMERICA, N.A., as collateral agent for the Secured Parties (as herein defined) (in such capacity as collateral agent, the “Collateral Agent”).
RECITALS:
WHEREAS, reference is made to that certain Second Amended and Restated Credit and Guaranty Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among COVANTA ENERGY LLC, a Delaware limited liability company (“Company”), COVANTA HOLDING CORPORATION, a Delaware corporation, CERTAIN SUBSIDIARIES OF COMPANY, as guarantors, the Lenders party thereto from time to time (the “Lenders”), BANK OF AMERICA, N.A., as Administrative Agent, Collateral Agent and Issuing Bank;
WHEREAS, subject to the terms and conditions of the Credit Agreement, certain Grantors may enter into one or more Permitted Hedge Agreements, Permitted Letters of Credit and/or Permitted Cash Management Agreements with one or more Lender Counterparties;
WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Lender Counterparties as set forth in the Credit Agreement, the Permitted Hedge Agreements, Permitted Letters of Credit and the Permitted Cash Management Agreements, respectively, each Grantor has agreed to secure such Grantor’s obligations under the Credit Documents, the Permitted Hedge Agreements, the Permitted Letters of Credit and the Permitted Cash Management Agreements as set forth herein;
NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:
SECTION 1.     DEFINITIONS; GRANT OF SECURITY.
1.1 General Definitions. In this Agreement, the following terms shall have the following meanings:
“Account Debtor” shall mean each Person who is obligated on a Receivable or any Supporting Obligation related thereto.
“Accounts” shall mean all “accounts” as defined in Article 9 of the UCC.
“Additional Grantors” shall have the meaning assigned in Section 5.2.
“Agreement” shall have the meaning set forth in the preamble.
“Cash Proceeds” shall have the meaning assigned in Section 7.6.
“CFC” means a “controlled foreign corporation” within the meaning of Section 957 of the Tax Code

“CFC Holding Company” means (i) any direct or indirect Domestic Subsidiary

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that has no material assets other than the Capital Stock of one or more CFCs and (ii) any direct or indirect Domestic Subsidiary that has no material assets other than the Capital Stock or Indebtedness of one or more other Domestic Subsidiaries of the type referred to in the immediately preceding clause (i).
“Chattel Paper” shall mean all “chattel paper” as defined in Article 9 of the UCC, including, without limitation, “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.
“Collateral” shall have the meaning assigned in Section 2.1.
“Collateral Account” shall mean any account established by the Collateral Agent. “Collateral Agent” shall have the meaning set forth in the preamble.
“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items that at any time evidence or contain information relating to any of the Collateral or are otherwise necessary or helpful in the collection thereof or realization thereupon.
“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.
“Company” shall have the meaning set forth in the recitals.
“Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(B) (as such schedule may be amended or supplemented from time to time).
“Copyrights” shall mean all United States copyrights, whether registered or unregistered and: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 4.5(A) (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights to sue for past, present and future infringements thereof, and (iv) all Proceeds of the foregoing, and, if not otherwise included in the definition of “Proceeds” herein, licenses, royalties, income, payments, claims, damages and proceeds of suit.
“Credit Agreement” shall have the meaning set forth in the recitals.
“Deposit Accounts” shall mean all “deposit accounts” as defined in Article 9 of the UCC.
“Documents” shall mean all “documents” as defined in Article 9 of the UCC.
“Equipment” shall mean all “equipment” as defined in Article 9 of the UCC including, without limitation, all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools, all accessions or

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additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.
“Excluded Property” shall have the meaning set forth in Section 2.2.
“General Intangibles” shall mean all “general intangibles” as defined in Article 9 of the UCC, including, without limitation, all “payment intangibles” as defined in Article 9 of the UCC, all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations.
“Goods” shall mean all “goods” as defined in Article 9 of the UCC including, without limitation, all Inventory and Equipment.
“Grantors” shall have the meaning set forth in the preamble.
“Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.
“Insurance” shall mean (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.
“Intellectual Property” shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.
“Inventory” shall mean all “inventory” as defined in Article 9 of the UCC including, without limitation, all goods held for sale or lease or to be furnished under contracts of service or so leased or furnished, all raw materials, work in process, finished goods, and materials used or consumed in the manufacture, packing, shipping, advertising, selling, leasing, furnishing or production of such inventory or otherwise used or consumed in any Grantor’s business; all goods in which any Grantor has an interest in mass or a joint or other interest or right of any kind; and all goods which are returned to or repossessed by any Grantor, all computer programs embedded in any goods and all accessions thereto and products thereof.
“Investment Property” shall mean (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests and Pledged Debt; provided, however, that Investment Property shall not include any Securities Accounts, Deposit Accounts or Commodities Accounts.
“Lender” shall have the meaning set forth in the recitals.
“Letter of Credit Right” shall mean “letter of credit right” as defined in Article 9 of the UCC.
“Non-Assignable Contract” shall mean any agreement, contract or license to which any Grantor is a party for which the assignment or granting of a security interest therein by such Grantor is restricted or purported to be restricted (either by its terms or by any federal or state statutory

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prohibition or otherwise irrespective of whether such prohibition or restriction is enforceable under Section 9-406 through 409 of the UCC).
“Patent Licenses” shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(D) (as such schedule may be amended or supplemented from time to time).
“Patents” shall mean all United States patents and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 4.5(C) hereto (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights to sue for past, present and future infringements thereof, (iv) all licenses, claims, damages, and proceeds of suit arising therefrom, and (v) all Proceeds of the foregoing, and, if not otherwise included in the definition of “Proceeds” herein, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
“Pledge Supplement” shall mean any supplement to this Agreement in substantially the form of Exhibit A.
“Pledged Debt” shall mean, with respect to any Grantor, all indebtedness owed to such Grantor, including, without limitation, all indebtedness described on Schedule 4.4(A) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such indebtedness, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness.
“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.
“Pledged LLC Interests” shall mean, with respect to any Grantor, all interests in any limited liability company directly owned by such Grantor including, without limitation, all limited liability company interests listed on Schedule 4.4(A) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.
“Pledged Partnership Interests” shall mean, with respect to any Grantor, all interests in any general partnership, limited partnership, limited liability partnership or other partnership directly owned by such Grantor including, without limitation, all partnership interests listed on Schedule 4.4(A) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds

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from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.
“Pledged Stock” shall mean, with respect to any Grantor, all shares of capital stock directly owned by such Grantor, including, without limitation, all shares of capital stock described on Schedule 4.4(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares, and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.
“Pledged Trust Interests” shall mean, with respect to any Grantor, all interests in a Delaware business trust or other trust directly owned by such Grantor including, without limitation, all trust interests listed on Schedule 4.4(A) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.
“Proceeds” shall mean: (i) all “proceeds” as defined in Article 9 of the UCC, (ii)
payments or distributions made with respect to any Investment Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.
“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including, without limitation all such rights constituting or evidenced by any Account, Chattel Paper, Instrument, General Intangible or Investment Property, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto.
“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including, without limitation, all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including, without limitation, lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written or nonwritten forms of information related in any way to the foregoing or any Receivable.
“Record” shall have the meaning specified in Article 9 of the UCC.

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“Secured Obligations” shall have the meaning assigned in Section 3.1.
“Secured Parties” shall mean the Agents, Issuing Banks, Lenders and the Lender Counterparties and shall include, without limitation, all former Agents, Issuing Banks, Lenders and Lender Counterparties to the extent that any Obligations owing to such Persons were incurred while such Persons were Agents, Issuing Banks, Lenders or Lender Counterparties and such Obligations have not been paid or satisfied in full.
“Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.
“Tax Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.
“Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(F) (as such schedule may be amended or supplemented from time to time).
“Trademarks” shall mean all United States trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 4.5(E) (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, and, if not otherwise included in the definition of “Proceeds” herein, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 4.5(G) (as such schedule may be amended or supplemented from time to time).
“Trade Secrets” shall mean all trade secrets and all other confidential or proprietary information and know how, including but not limited to: (i) the right to sue for past, present and future misappropriation or other violation of any Trade Secret, and (ii) all Proceeds of the foregoing, and, if not otherwise included in the definition of “Proceeds” herein, licenses, royalties, income, payments, claims, damages, and proceeds of suit.
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York or, when the context relates to perfection or priority of a security interest, the Uniform Commercial Code as in effect from time to time in any other applicable jurisdiction. “United States” shall mean the United States of America.
1.2 Definitions; Interpretation. All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the

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Credit Agreement or, if not defined therein, in the UCC. References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect. Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference. The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter. If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern. All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.
At the request of Company, the Collateral Agent in its sole discretion may elect to modify any of the time periods referenced in this Agreement.
SECTION 2.     GRANT OF SECURITY.
2.1 Grant of Security. Each Grantor hereby grants to the Collateral Agent a security interest in and continuing lien on all of such Grantor’s right, title and interest in, to and under the following property of such Grantor, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which being hereinafter collectively referred to as the “Collateral”):

(a)	Accounts;

(b)	Chattel Paper;

(c)	Documents;

(d)	General Intangibles;

(e)	Goods;

(f)	Instruments;

(g)	Insurance;

(h)	Intellectual Property;

(i)	Investment Property;
(j)to the extent not otherwise included above, all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(k)	to the extent not otherwise included above, all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

2.2 Certain Limited Exclusions. Notwithstanding anything herein to the contrary, in no event shall the Collateral include or the security interest granted under Section 2.1 hereof attach to Excluded Assets (all such property excluded from the definition of “Collateral” shall be referred to as “Excluded Property”). Notwithstanding anything contained herein to the contrary, Grantors shall not be required to take any action intended to cause Excluded Property to constitute Collateral and none of the covenants

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or representations and warranties shall be deemed to apply to any property constituting Excluded Property.
In addition, (i) no action shall be required in any jurisdiction other than the jurisdiction of organization of the relevant Grantor to create or perfect a security interest in assets of such Grantor governed by the UCC (and with respect to intellectual property, filings in the United States Patent and Trademark Office and/or United States Copyright Office, as applicable), (ii) no action shall be required to be taken in order to perfect assets requiring perfection through control agreements or by “control” (including deposit accounts, other bank accounts or securities accounts or letter of credit rights) (other than (x) the delivery of Certificated Securities required to be pledged under the Credit Documents and (y) to perfect security interests in Grantors organized as limited liability companies or partnerships); provided, that no other party (including but not limited to the Senior Representative) has taken such action to perfect such assets through control agreements or by “control”, (iii) the Grantors shall not be required to obtain any landlord waivers, estoppels or collateral access letters, (iv) no security agreements or pledge agreements governed by any foreign law shall be required and (v) no action shall require the creation or perfection of pledges of or security interests in, or the obtaining of legal opinions or other deliverables with respect to, particular assets of a Grantor, if, and for so long as and to the extent that the Administrative Agent and the Company reasonably agree in writing that the cost of creating or perfecting such pledges or security interests in such assets, or obtaining such legal opinions or other deliverables in respect of such assets, (taking into account any adverse tax consequences to Holding and its Affiliates (including the imposition of material withholding or other taxes)), shall be excessive in view of the benefits to be obtained by the Secured Parties therefrom.
SECTION 3.     SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE.
3.1    Security for Obligations. This Agreement secures, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. §362(a) (and any successor provision thereof)), of all Obligations of every Grantor (the “Secured Obligations”).
3.2    Continuing Liability Under Collateral. Notwithstanding anything herein to the contrary, (i) each Grantor shall remain liable for all obligations under the Collateral the same as if this Agreement had not been executed and nothing contained herein is intended or shall be a delegation of duties to the Collateral Agent or any Secured Party, (ii) each Grantor shall remain liable under each of the agreements included in the Collateral the same as if this Agreement had not been executed, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, to perform all of the obligations undertaken by it thereunder all in accordance with and pursuant to the terms and provisions thereof and neither the Collateral Agent nor any Secured Party shall have any obligation or liability under any of such agreements by reason of or arising out of this Agreement or any other document related thereto nor shall the Collateral Agent nor any Secured Party have any obligation to make any inquiry as to the nature or sufficiency of any payment received by it or have any obligation to take any action to collect or enforce any rights under any agreement included in the Collateral, including, without limitation, any agreements relating to Pledged Partnership Interests or Pledged LLC Interests, and (iii) the exercise by the Collateral Agent

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of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral.
SECTION 4.     REPRESENTATIONS AND WARRANTIES AND COVENANTS.
4.1     Generally.
(a) Representations and Warranties. Each Grantor hereby represents and warrants with respect to itself that:
(i)it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral reflected in the Historical Financial Statements referred in Section 4.7 of the Credit Agreement and in the most recent financial statements delivered pursuant to Section 5.1 of the Credit Agreement, and, as to all such Collateral whether now existing or hereafter acquired, will continue to own or have such rights in each such item of the Collateral, subject to its rights to dispose of or abandon such rights to the extent permitted hereunder or under the Credit Agreement, in each case free and clear of any and all Liens of all other Persons, including, without limitation, liens arising as a result of such Grantor becoming bound (as a result of merger or otherwise) as debtor under a security agreement entered into by another Person other than Permitted Liens;
(ii)it has indicated on Schedule 4.1(A) as of the Amendment and Restatement Effective Date: (w) the type of organization of such Grantor, (x) the jurisdiction of organization of such Grantor, (y) its organizational identification number and (z) the jurisdiction where the chief executive office or its sole place of business is, located;
(iii)as of the Amendment and Restatement Effective Date, the full legal name of such Grantor is as set forth on Schedule 4.1(A);
(iv)except as provided on Schedule 4.1(B), as of the Amendment and Restatement Effective Date it has not changed its legal name, jurisdiction of organization, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past one (1) year;
(v)(x) to the extent required under this Agreement, upon the filing of all UCC financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 4.1(C) hereof and other filings delivered by each Grantor and (y) to the extent not subject to Article 9 of the UCC and to the extent that a perfected first priority security interest may be obtained by the recordation of the security interest in the applicable United States Intellectual Property registries, upon recordation of the security interests granted hereunder in United States Patents, Trademarks and Copyrights in the United States Patent and Trademark Office and the United States Copyright Office, the security interests granted to the Collateral Agent hereunder constitute valid and perfected first priority Liens (subject in the case of priority only to Permitted Liens and to the rights of the United States government (including any agency or department) thereof with respect to United States government Receivables) on all of the Collateral to the extent that a security interest may be perfected by the filing of a UCC financing statement or by the recordation of the security interest in the United States Patent and Trademark Office or the United States Copyright Office;
(vi)except as set forth on Schedule 4.1(D), as such schedule may be amended or supplemented from time to time, all actions and consents (other than actions and consents required by the UCC or any other applicable law), including all filings, notices, registrations and recordings,

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necessary for the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect of the Collateral have been made or obtained; provided that filing of assignments in the applicable Intellectual Property registries may be necessary to the exercise of certain remedies in respect of Intellectual Property and the exercise of remedies in respect of Non-Assignable Contracts (other than those provided under 9-406, 9-407 and 9-408 of the UCC, to the extent that they apply) may require the consent of the other party thereto;
(vii)no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (i) the pledge or grant by any Grantor of the security interest purported to be created in favor of the Collateral Agent hereunder or (ii) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (A) for actions required with respect to accounts where the United States government or subdivision thereof is an Account Debtor, (B) for the filings contemplated by clauses (v) and (vi) above, (C) as may be required, in connection with the disposition of any Investment Property, by laws generally affecting the offering and sale of Securities and (D) for the exercise of right and remedies in respect of any Pledged Equity Interests issued by a CFC or CFC Holding Company;
(viii)none of the Collateral constitutes, or is the Proceeds of, “farm products” (as defined in the UCC);
(ix)it does not own any “as extracted collateral” (as defined in the UCC) or any timber to be cut; and
(x)as of the Amendment and Restatement Effective Date, such Grantor has been duly organized as an entity of the type as set forth opposite such Grantor’s name on Schedule
4.1(A) solely under the laws of the jurisdiction as set forth opposite such Grantor’s name on Schedule 4.1(A) and remains duly existing as such. Such Grantor has not filed any certificates of domestication, transfer or continuance in any other jurisdiction as of the Amendment and Restatement Effective Date.
(b) Covenants and Agreements. Each Grantor hereby covenants and agrees with respect to itself that:
(i)except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens, and upon obtaining knowledge thereof, it shall defend the Collateral against all Persons (other than the Secured Parties) that have instituted, or made a non-frivolous threat in writing of, any Adverse Proceeding claiming an interest therein adverse to the Collateral Agent;

(ii)it shall not produce, use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement or any applicable statute, regulation or ordinance or any policy of insurance covering the Collateral if such violation or noncompliance could reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect;

(iii)it shall not change such Grantor’s legal name, identity, corporate structure (e.g., by merger, consolidation, change in corporate form or otherwise), type of organization or jurisdiction of organization unless it shall have

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(a) notified the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to applicable Schedules showing such change thereto, no more than thirty (30) days (or such longer period as may be agreed by the Collateral Agent) after any such change or establishment, identifying such new proposed name, identity, corporate structure, jurisdiction of organization and providing such other information in connection therewith as the Collateral Agent may reasonably request and;
(b) taken all actions reasonably determined to be necessary by the Collateral Agent to maintain the continuous validity, perfection and at least the same priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby; provided that with respect to any Grantor that is an Immaterial Restricted Subsidiary, non-compliance with the foregoing covenant shall not result in a Default pursuant to Section 8.1 of the Credit Agreement for a period of ten (10) Business Days after the receipt of the notice pursuant to Section 8.1(e) of the Credit Agreement, so long as such Grantor is diligently pursuing in good faith the cure or correction of such non-compliance continuously during such period;
(iv)except as otherwise permitted under the Credit Agreement or as consented to by the Collateral Agent (such consent not to be unreasonably withheld or delayed), it shall not file any certificates of domestication, transfer or continuance in any jurisdiction other than the jurisdiction set forth opposite such Grantor’s name on Schedule 4.1(A); provided that with respect to any Grantor that is an Immaterial Restricted Subsidiary, non-compliance with the foregoing covenant shall not result in a Default pursuant to Section 8.1 of the Credit Agreement for a period of ten (10) Business Days after the receipt of the notice pursuant to Section 8.1(e) of the Credit Agreement, so long as such Grantor is diligently pursuing in good faith the cure or correction of such non-compliance continuously during such period; and
(v)it shall not take or permit any action which could materially impair the Collateral Agent’s rights in the Collateral, subject to Grantors’ rights to dispose of or abandon rights in the Collateral to the extent permitted hereunder or under the Credit Agreement and the right to grant Permitted Liens.

4.2	Equipment and Inventory.
(a) Representations and Warranties. Each Grantor represents and warrants with respect to itself that:
(i)all of its Equipment and Inventory included in the Collateral (other than Equipment out for repair or Equipment and Inventory in transit) is kept on the Amendment and Restatement Effective Date and during the past 12 months has been kept only at one of the locations specified in Schedule 4.2; and
(ii)any Goods now or hereafter produced by such Grantor constituting a substantial portion of the Collateral have been and will be produced in material compliance with the requirements of the Fair Labor Standards Act, as amended.

(b) Covenants and Agreements. Each Grantor covenants and agrees with

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respect to itself that:
(i)it shall keep the Equipment, Inventory and any Documents evidencing any of its Equipment and Inventory (other than Equipment out for repair or Equipment and Inventory in transit) in one of the locations specified on Schedule 4.2 (as such schedule may be amended or supplemented from time to time) unless it shall have notified the Collateral Agent in writing, no later than forty-five (45) days (or such longer period as may be agreed by the Collateral Agent) after any change in locations, identifying such new locations and providing such other information in connection therewith as the Collateral Agent may reasonably request; and

(ii)it shall not deliver any Document evidencing any of its Equipment and Inventory to any Person other than the issuer of such Document to claim the Goods evidenced therefor or the Collateral Agent.

4.3	Receivables.
(a) Covenants and Agreements: Each Grantor hereby covenants and agrees with respect to itself that:

(i)	at the request of the Collateral Agent after the occurrence and during the continuation of an Event of Default, it shall mark conspicuously, in form and manner reasonably satisfactory to the Collateral Agent, all of its Chattel Paper and Instruments (other than any delivered to the Collateral Agent as provided herein and Instruments deposited in a Deposit Account for collection in the ordinary course of business), as well as its Receivables Records with an appropriate reference to the fact that the Collateral Agent has a security interest therein;

(ii)	other than in the ordinary course of business as generally conducted by it, and except as otherwise provided in subsection (iii) below or the Credit Agreement, following the occurrence and during the continuation of an Event of Default, such Grantor shall not (w) grant any extension or renewal of the time of payment of any of its Receivables, (x) compromise or settle any dispute, claim or legal proceeding with respect to any of its Receivables for less than the total unpaid balance thereof, (y) release, wholly or partially, any Person liable for the payment thereof, or (z) allow any credit or discount thereon;

(iii)	except as otherwise provided in this subsection or the Credit Agreement, each Grantor shall continue to collect in accordance with its past business practice, all amounts due or to become due to such Grantor under its Receivables and any Supporting Obligation and diligently exercise in accordance with its past business practice each material right it may have under any of its Receivables, or any Supporting Obligation or Collateral Support therefor, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor may deem necessary. Notwithstanding the foregoing, the Collateral Agent shall have the right at any time following the occurrence and during the continuation of an Event of Default to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following the occurrence and during the continuation of an Event of Default, the Collateral Agent may: (1) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (2) notify, or require any Grantor to notify, each Person maintaining

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a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (3) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done. If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be forthwith (and in any event within two (2) Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Deposit Account designated by the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

(iv)	subject to any underlying contractual requirements or provisions, it shall use its commercially reasonable efforts to keep in full force and effect any material Supporting Obligation or Collateral Support relating to any of its material Receivables.
(b) Delivery of Receivables. With respect to any of its Receivables in excess of $5,000,000 individually that is evidenced by, or constitutes, Chattel Paper or Instruments (other than Instruments deposited or to be deposited for collection in the ordinary course of business), each Grantor shall, at the reasonable request of the Collateral Agent, cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank: (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, promptly after such Grantor acquiring rights therein.

4.4 Investment Property
4.4.1 Investment Property Generally.
(a) Covenants and Agreements. Each Grantor hereby covenants and agrees with respect to itself that:
(i)in the event it acquires rights in any Investment Property in excess of $5,000,000 individually after the date hereof, it shall promptly deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with Supplements to Schedules thereto, reflecting such new Investment Property; provided that no Grantor shall be required to deliver any such Pledge Supplement with respect to any Investment Property in excess of $5,000,000 individually that has been acquired during any Fiscal Quarter earlier than the date of delivery of the Compliance Certificate delivered pursuant to Section 5.1(c) of the Credit Agreement with respect to such Fiscal Quarter (or such longer period as may be agreed by the Collateral Agent); provided, further that delivery of a Pledge Supplement with respect to any Investment Property required to be delivered pursuant to Sections 5.9 or 5.11 of the Credit Agreement shall be delivered in accordance with such Sections. Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Property immediately upon any Grantor’s acquisition

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of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 4.4 as required hereby;
(ii)except as provided in the next sentence, in the event such Grantor receives any dividends, interest or distributions on any Investment Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall immediately take all steps, if any, necessary to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Property (including, without limitation, delivery thereof to the Collateral Agent if required by this Agreement) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, Securities or other property interest for the benefit of the Collateral Agent and shall segregate such dividends, distributions, Securities or other property from all other property of such Grantor. Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all ordinary cash dividends and distributions paid to it; and
(iii)each Grantor consents to the grant by each other Grantor of a Security Interest in all Investment Property to the Collateral Agent and waives any applicable restrictions on transfer that may otherwise apply thereto in the event of any exercise of remedies hereunder.
(b)     Delivery.
(i) Each Grantor agrees that with respect to any Investment Property evidencing ownership interests in a Subsidiary of such Grantor or any other Investment Property in excess of $5,000,000 individually in which it currently has rights it shall comply with the provisions of this Section 4.4.1(b) on or before the Amendment and Restatement Effective Date and with respect to any Investment Property required to be delivered pursuant to Sections 5.9 or 5.11 of the Credit Agreement or any other Investment Property in excess of $5,000,000 individually after the date hereof hereafter acquired by such Grantor it shall comply with the provisions of this Section 4.4.1(b) promptly after acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Agent. With respect to any Investment Property that is represented by a certificate or that is an “instrument” (other than (A) any Investment Property credited to a Securities Account, (B) Investment Property but only so long as such Investment Property is not yet required to be delivered pursuant to Sections 5.9 or 5.11 of the Credit Agreement, (C) instruments in a principal amount not in excess of $5,000,000 individually and (D) instruments deposited or to be deposited for collection in the ordinary course of business), it shall cause such certificate or instrument to be promptly delivered to the Collateral Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC; provided that no Grantor shall be required to deliver any such Investment Property in excess of $5,000,000 individually that is not required to be delivered pursuant to Sections 5.9 or 5.11 of the Credit Agreement that has been acquired during any Fiscal Quarter earlier than the date of delivery of the Compliance Certificate delivered pursuant to Section 5.1(c) of the Credit Agreement with respect to such Fiscal Quarter (or such longer period as may be permitted by the Credit Agreement or agreed by the Collateral Agent). For the avoidance of doubt, any Investment

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Property required to be delivered pursuant to Sections 5.9 or 5.11 of the Credit Agreement shall be delivered in accordance with such Sections.

(c)     Voting and Distributions.
(i) So long as no Event of Default shall have occurred and be continuing and the Collateral Agent has not given the applicable Grantor five (5) Business Days’ prior written notice to the contrary:

(1)
except as otherwise provided under the covenants and agreements relating to investment property in this Agreement or elsewhere herein or in the Credit Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Property or any part thereof for any purpose not inconsistent with the terms of this Agreement or the Credit Agreement;

(2)
the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (1) above; and

(3)
upon the occurrence and during the continuation of an Event of Default and upon two (2) Business Days’ prior written notice from the Collateral Agent to such Grantor of the Collateral Agent’s intention to exercise such rights:

(A)
all rights of each Grantor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right to exercise such voting and other consensual rights; and

(B)
in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder: (1) each Grantor shall promptly execute and deliver (or cause the applicable issuer to execute and deliver) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (2) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 6.1.

4.4.2 Pledged Equity Interests
(a) Representations and Warranties. Each Grantor hereby represents and warrants with respect to itself, that:
(i)as of the Amendment and Restatement Effective Date, Schedule 4.4(A) sets forth under the headings “Pledged Stock,” “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged

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Partnership Interests and Pledged Trust Interests owned by such Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

(ii)it is the record and beneficial owner of such Pledged Equity Interests free of all Liens of other Persons other than Permitted Liens and (in the case of Pledged Equity Interests not issued by a Subsidiary or an Affiliate of such Grantor, to such Grantor’s best knowledge) there are no outstanding warrants, options or other rights to purchase, or shareholder, voting trust or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any such Pledged Equity Interests;

(iii)(in the case of Pledged Equity Interests not issued by a Subsidiary or an Affiliate of such Grantor, to such Grantor’s best knowledge) no consent of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any such Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof;

(iv)none of such Pledged LLC Interests nor Pledged Partnership Interests are or represent interests in issuers that: (a) are registered as investment companies or (b) are dealt in or traded on securities exchanges or markets; and

(v)except as otherwise set forth on Schedule 4.4(B) (as such schedule may be amended or supplemented from time to time), all of the Pledged LLC Interests and Pledged Partnership Interests, in each case issued by a Domestic Subsidiary of such Grantor, are or represent interests in issuers that have opted to be treated as securities under the uniform commercial code of any jurisdiction.

(b) Covenants and Agreements. Each Grantor hereby covenants and agrees that:

(i)	unless otherwise permitted under the Credit Agreement, without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to: cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests owned by such Grantor which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC unless prior to taking such actions, such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary to establish the Collateral Agent’s “control” thereof;

(ii)	except as expressly permitted by the Credit Agreement, without the prior written consent of the Collateral Agent, it shall not permit any issuer of any Pledged Equity Interest which is a Subsidiary of such Grantor to merge or consolidate unless (i) if such issuer is required to be a Grantor under this Agreement, such issuer creates a security interest that is perfected by a filed

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financing statement (that is not effective solely under section 9-508 of the UCC) in collateral in which such new debtor has or acquires rights, and (ii) all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity which is a Subsidiary of such Grantor and which is owned by such Grantor is, upon such merger or consolidation, pledged hereunder; provided that if the surviving or resulting Grantors upon any such merger or consolidation involves an issuer which is a CFC or CFC Holding Company, then such Grantor shall only be required to pledge equity interests in accordance with Section 2.2; and

(iii)	each Grantor consents to the grant by each other Grantor of a security interest in all Investment Property to the Collateral Agent and, without limiting the foregoing, consents to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following the occurrence and during the continuation of an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.
4.4.3 Pledged Debt
(i) Representations and Warranties. Each Grantor hereby represents and warrants with respect to itself that Schedule 4.4 sets forth as of the Amendment and Restatement Effective Date under the heading “Pledged Debt” all of the Pledged Debt owned by such Grantor in excess of $5,000,000 individually owned by any Grantor and to the knowledge of such Grantor, all of such Pledged Debt has been duly authorized, authenticated or issued, and delivered and is the legal, valid and binding obligation of the issuers thereof and is not in default.

4.5     Intellectual Property.
(a) Representations and Warranties. Except as disclosed in Schedule 4.5(H), (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants with respect to itself that:
(i)Schedule 4.5 (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (a) all United States and state registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor; and (b) all Patent Licenses, Trademark Licenses, Trade Secret Licenses and Copyright Licenses material to the business of such Grantor except for non-exclusive licenses to commercially available software;
(ii)except as could not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, (a) it is the sole and exclusive owner of the entire right, title, and interest in and to all United States Intellectual Property of such Grantor listed on Schedule 4.5 (as such schedule may be amended or supplemented from time to time), and owns or has the valid right to use, all other United States Intellectual Property that is material to the conduct of its business, free and clear of all Liens, except for Permitted Liens; and (b) all United States Intellectual Property owned by such Grantor and material to the conduct of its business is subsisting and has not been adjudged invalid or unenforceable;
(iii)to such Grantor’s knowledge, (A) all United States Intellectual Property material to the conduct of such Grantor’s business is subsisting and unexpired, (B) no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority

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challenging the validity of such Grantor’s right to register, or such Grantor’s rights to own or use, any United States Intellectual Property that could reasonably be expected to have a Material Adverse Effect and (C) no such action or proceeding is pending or threatened (except for routine office actions issued in the course of prosecution) that could reasonably be expected to have a Material Adverse Effect;
(iv)to such Grantor’s knowledge, (a) the conduct of such Grantor’s business does not infringe upon any Intellectual Property right owned or controlled by a third party; and (b) no third party is infringing upon in any material respect any rights in any United States Intellectual Property owned by such Grantor; and
(v)to such Grantor’s knowledge, (a) none of the Trade Secrets owned by such Grantor that are material to its business have been used, divulged, disclosed or appropriated to the detriment of such Grantor for the benefit of any other person; and (b) no employee, independent contractor or agent of such Grantor is in default or breach of any term of any employment agreement, non-disclosure agreement, assignment of inventions agreement or similar agreement or contract relating in any way to the protection, ownership, and use of such Grantor’s Intellectual Property.

(b)     Covenants and Agreements. Each Grantor hereby covenants and agrees with respect to itself as follows:
(i)other than in a manner consistent with an exercise of such Grantor’s reasonable business judgment, it shall not do any act or knowingly omit to do any act whereby any of the United States Intellectual Property which is material to the business of such Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable;

(ii)it shall promptly notify the Collateral Agent if it knows that any item of the United States Intellectual Property that is material to the business of such Grantor is reasonably likely to become (a) abandoned or dedicated to the public or placed in the public domain, (b) invalid or unenforceable (other than as a result of the expiration of its non renewable, or natural term), or (c) subject to any adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office or the United States Copyright Office, or any court (other than office actions in the course of prosecution that do not materially affect such Grantor’s right to use such Intellectual Property);
(iii)it shall take all commercially reasonable steps in the United States Patent and Trademark Office and the United States Copyright Office to pursue any application and maintain any registration of each United States Trademark, Patent, and Copyright owned by such Grantor that is material to its business which is now or shall become included in the Intellectual Property including, but not limited to, those items on Schedule 4.5 (as it may be amended or supplemented from time to time), but only to the extent that such items remain material to such Grantor’s business;
(iv)it shall promptly (but in no event more than once in any calendar year) report to the Collateral Agent the occurrence of any of the following which occurred since the last report to the Collateral Agent, but only to the extent that such items remain material to such Grantor’s business: (i) the filing of any application to register any Patent, Trademark or Copyright with the United States Patent and Trademark Office or the United States Copyright Office (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (ii) the registration of any Intellectual Property by any such office, or the acquisition of any such Intellectual Property in

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each case by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto; and
(v)it shall take steps that are, in such Grantor’s reasonable business judgment, commercially reasonable to protect the secrecy of all Trade Secrets that are material to the business of such Grantor.

SECTION 5.     FURTHER ASSURANCES; ADDITIONAL GRANTORS.
5.1     Further Assurances.
(a)     Subject to specific limitations contained herein, each Grantor agrees that from time to time, at the expense of such Grantor, it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be necessary or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i)
file such financing or continuation statements, or amendment thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted hereby;

(ii)
take all actions necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the United States Intellectual Property with any intellectual property registry in which said Intellectual Property is registered or in which an application for registration is pending including, without limitation, the United States Patent and Trademark Office, the United States Copyright Office and the various Secretaries of State;

(iii)
at any reasonable time following the occurrence and during the continuation of an Event of Default, upon request by the Collateral Agent, assemble the Collateral and allow inspection of the Collateral by the Collateral Agent, or persons designated by the Collateral Agent; and

(iv)
at the Collateral Agent’s reasonable request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any part of the Collateral.

(b) Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including, without limitation, financing or continuation statements, and amendments thereto, in any jurisdictions and with any filing offices as the Collateral Agent may determine, in its reasonable

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discretion, are necessary to perfect the security interest granted to the Collateral Agent herein. Such financing statements may describe the Collateral in the same manner as described herein. Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.
5.2 Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing a Counterpart Agreement. Upon delivery of any such Counterpart Agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of Company to become an Additional Grantor hereunder. This Agreement shall be fully effective as to any Grantor that is or becomes a party hereto regardless of whether any other Person becomes or fails to become or ceases to be a Grantor hereunder.

SECTION 6.     COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT.
6.1 Power of Attorney. Until the Termination Date, each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including, without limitation, the following:

(a)	upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

(b)	upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)	upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)	upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e)	to prepare and file any UCC financing statements against such Grantor as debtor;

(f)	to prepare, sign, and file for recordation in any intellectual property registry,

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appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as debtor;

(g)	upon the occurrence and during the continuance of any Event of Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including, without limitation, access to pay or discharge taxes or Liens (other than Permitted Liens) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(h)	upon the occurrence and during the continuance of any Event of Default, generally to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.
6.2 No Duty on the Part of Collateral Agent or Secured Parties. The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Collateral Agent in the Collateral and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent and the Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers; and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.
SECTION 7.     REMEDIES.
7.1     Generally.
(a) If any Event of Default shall have occurred and be continuing, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of the Collateral Agent on default under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i)	require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

(ii)	enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

(iii)	prior to the disposition of the Collateral, store, process, repair or recondition

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the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

(iv)	without notice except as specified below or under the UCC, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

(b)	The Collateral Agent or any Secured Party may be the purchaser of any or all of the Collateral at any public or private (to the extent that the portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and the Collateral Agent, as collateral agent for and representative of the Secured Parties, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale. Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten (10) days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Each Grantor hereby waives any claims against the Collateral Agent arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree. If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the fees of any attorneys employed by the Collateral Agent to collect such deficiency. Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

(c)	The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral. The Collateral Agent may specifically disclaim or modify any warranties of title or the like. This procedure will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.

(d)	The Collateral Agent shall have no obligation to marshal any of the
Collateral.
7.2    Application of Proceeds. Except as expressly provided elsewhere in this Agreement or in the Credit Agreement, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall

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be applied in full or in part by the Collateral Agent in payment of the Secured Obligations in the following order:
First, to pay incurred and unpaid fees and expenses of the Agents under the Credit Documents;
Second, to the Administrative Agent, for application by it towards payment of amounts then due and owing and remaining unpaid in respect of the Secured Obligations, pro rata among the Secured Parties according to the amounts of the Secured Obligations then due and owing and remaining unpaid to the Secured Parties; and
Third, any balance remaining after the Secured Obligations shall have been paid in full, the Commitments shall have terminated or been cancelled and the Letters of Credit shall have been cancelled, Cash Collateralized or have expired shall be paid over to the Company or to whomsoever may be lawfully entitled to receive the same.
7.3    Sales on Credit. If Collateral Agent sells any of the Collateral upon credit, Grantor will be credited only with payments actually made by purchaser and received by Collateral Agent and applied to indebtedness of the purchaser. In the event the purchaser fails to pay for the Collateral, Collateral Agent may resell the Collateral and Grantor shall be credited with proceeds of the sale.
7.4    Investment Property. Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Property conducted without prior registration or qualification of such Investment Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Property for their own account, for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that the fact that any such sale is conducted as a private sale shall not, in and of itself, cause such sale to not be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it. If the Collateral Agent determines to exercise its right to sell any or all of the Investment Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company, in each case, which is a Subsidiary of such Grantor, from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

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7.5    Intellectual Property.
(a)     Anything contained herein to the contrary notwithstanding, upon the occurrence and during the continuation of an Event of Default:
(i)the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent as provided in Section 10 hereof in connection with the exercise of its rights under this Section;
(ii)in the event of a sale or other disposition of the Intellectual Property pursuant to Section 7.1, such Grantor shall, upon written demand from the Collateral Agent, assign, convey or otherwise transfer to the Collateral Agent or the third-party acquirer, as the case may be, all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent or the third-party acquirer, as the case may be, such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;
(iii)within five (5) Business Days’ after written notice from the Collateral Agent, each Grantor shall identify to the Collateral Agent, by name, title and job responsibility, such key personnel in such Grantor’s employ on the date such notice was received that are reasonably essential to permit such Grantor to continue, directly or indirectly, to produce, advertise and sell the products and services sold or delivered by such Grantor under or in connection with material Trademarks, and such Granter shall use commercially reasonable efforts, to maintain such essential personnel in such Grantor’s employ and available to perform their then-current functions at such Grantor’s expense consistent with the salary and benefit structure applicable to each as of the date such notice was received by Grantor; and
(iv)for the avoidance of doubt, the Collateral Agent shall have all of the rights specified in Sections 4.3 and 7.6 of this Agreement with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property in the same manner and to the same extent as such Grantor has with respect to other Receivables.

(b)	If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign

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to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided, further, the rights, title and interests so reassigned shall be free and clear of any other Liens granted by or on behalf of the Collateral Agent and the Secured Parties.

(c)	Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 7 and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), subject, in the case of Trademarks, to sufficient rights to quality control and inspection in favor of such Grantor to avoid the risk of invalidation of said Trademarks and subject to exclusive licenses validly granted by Grantor in accordance with the terms this Agreement and the other Credit Documents prior to the date that the Collateral Agent exercises its rights under this Section, to use, operate under, license, or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor, and wherever the same may be located.
7.6 Cash Proceeds. In addition to the rights of the Collateral Agent specified in Section 4.3 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other non-cash items (collectively, “Cash Proceeds”) shall, if an Event of Default shall have occurred and is continuing be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to Section 4.4.1(a)(ii), be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and held by the Collateral Agent in the Collateral Account. Any Cash Proceeds received by the Collateral Agent (whether from a Grantor or otherwise): (i) if no Event of Default shall have occurred and be continuing, shall be handled as required by this Agreement or the Credit Agreement, or otherwise be turned over to the applicable Grantor and (ii) if an Event of Default shall have occurred and be continuing, may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Parties, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing in accordance with the Credit Agreement.
SECTION 8.     COLLATERAL AGENT.
The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Parties. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including, without limitation, the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided, the Collateral Agent shall, after (x) payment in full of all Obligations under the Credit Agreement and the other Credit Documents (other than contingent indemnification and reimbursement obligations for which no claim has been made) and (y) all Letters of Credit have been cancelled or have expired or have been Cash Collateralized or otherwise secured to the satisfaction of the Issuing Bank thereof, exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with

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respect to any Permitted Hedge Agreement that has been terminated in accordance with its terms, the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Permitted Hedge Agreement) under all Permitted Hedge Agreements, all Permitted Letters of Credit and all Permitted Cash Management Agreements. In furtherance of the foregoing provisions of this Section, each Secured Party, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Secured Party that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the benefit of Secured Parties in accordance with the terms of this Section. Collateral Agent may at any time give notice of its resignation to the Secured Parties and Company in accordance with Section 9.5 of the Credit Agreement.
SECTION 9.     CONTINUING SECURITY INTEREST; TRANSFER OF LOANS.
This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the Termination Date, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise. Upon the Termination Date, the security interest granted hereby shall automatically terminate hereunder and of record and all rights to the Collateral shall automatically revert to Grantors. Upon any such termination the Collateral Agent shall, at Grantors’ expense, execute and deliver to Grantors or otherwise authorize the filing of such documents as Grantors shall reasonably request, including financing statement amendments to evidence such termination. Upon any disposition of property permitted by the Credit Agreement or the designation of any issuer of Pledged Equity Interest as an Unrestricted Subsidiary in accordance with Section 5.14 of the Credit Agreement, the Liens granted herein shall be deemed to be automatically released and such property or Pledged Equity Interest of such Unrestricted Subsidiary shall automatically revert to the applicable Grantor with no further action on the part of any Person. The Collateral Agent shall, at Grantor’s expense, execute and deliver or otherwise authorize the filing of such documents as Grantors shall reasonably request, in form and substance reasonably satisfactory to the Collateral Agent, including financing statement amendments to evidence such release.
SECTION 10.     STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM.
The powers conferred on the Collateral Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Except for the exercise of reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property. Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise. If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause

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performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 10.2 of the Credit Agreement.
SECTION 11.     AMENDMENT AND RESTATEMENT
This Agreement amends and restates, and supersedes and replaces, in each case in its entirety, the Pledge and Security Agreement dated as of March 28, 2012 (as such may have been amended, restated, supplemented or further modified and in effect immediately prior to the effectiveness of the Agreement, the “Original Agreement”), executed by the Grantors party thereto in favor of the Collateral Agent for the benefit of the Secured Parties party thereto, but no novation of the Secured Obligations outstanding under the Original Agreement or any amendment or supplement thereto shall be deemed to have occurred by virtue of the amendment and restatement of the Original Agreement, and none is intended or implied. By execution hereof, each Grantor hereby confirms and reaffirms its continuing liability with respect to such Secured Obligations.
SECTION 12.     MISCELLANEOUS.
Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 10.1 of the Credit Agreement. No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Credit Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege. All rights and remedies existing under this Agreement and the other Credit Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists. This Agreement shall be binding upon and inure to the benefit of the Collateral Agent and Grantors and their respective successors and assigns. No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder. This Agreement and the other Credit Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof. Accordingly, the Credit Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties. This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.
THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date fully written above.

COVANTA ENERGY, LLC, A DELAWARE LIMITED LIABILITY COMPANY, AND EACH OF ITS SUBSIDIARIES LISTED ON ANNEX A HERETO
By:	/S/ Bradford J. Helgeson
Name: Bradford J. Helgeson
Title: Authorized Officer

[Signature Page to Amended and Restated Pledge Agreement]

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BANK OF AMERICA, N.A. as Administrative Agent
By:	/S/ Ronaldo Naval
Name: Ronaldo Naval
Title: Vice President

[Signature Page to Amended and Restated Pledge Agreement]

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ANNEX A
TO PLEDGE AND SECURITY AGREEMENT
Grantor Subsidiaries

1.	Camden County Energy Recovery Associates, L.P., a New Jersey limited partnership By its General Partner Covanta Camden GP, LLC and Limited Partner Covanta Energy, LLC
2.	Covanta 4Recovery Transfer Systems LLC (f/k/a TransRiver Transfer Systems LLC), a Delaware limited liability company By its Sole Member Covanta Sustainable Solutions, LLC
3.	Covanta Abington Transfer Solutions LLC, a Delaware limited liability company By its Sole Member Covanta Energy, LLC
4.	Covanta Alexandria/Arlington, Inc., a Virginia corporation
5.	Covanta ARC LLC, a Delaware limited liability company By its Sole Member Covanta Energy, LLC
6.	Covanta Bristol, Inc., a Connecticut corporation
7.	Covanta Camden GP, LLC, a Delaware limited liability company By its Sole Member Covanta Energy, LLC
8.	Covanta Company of SEMASS, LLC (f/k/a Covanta Company of SEMASS, L.P.), a Delaware limited liability company By its Sole Member Covanta ARC LLC
9.	Covanta Dade Metals Recovery LLC, a Florida limited liability company By its Sole Member Covanta Pasco, Inc.
10.	Covanta Delaware Valley OP, LLC, a Delaware limited liability company By its Sole Member Covanta Energy, LLC
11.	Covanta Energy Americas, Inc., a Delaware corporation
12.	Covanta Energy Group, LLC (f/k/a Covanta Energy Group, Inc.), a Delaware limited liability company By its Sole Member Covanta Energy, LLC
13.	Covanta Energy Marketing LLC, a Delaware limited liability company By its Sole Member Covanta Energy, LLC
14.	Covanta Fairfax, Inc., a Virginia corporation
15.	Covanta Harrisburg, Inc., a Delaware corporation
16.	Covanta Haverhill, Inc., a Massachusetts corporation
17.	Covanta Haverhill Associates, LLC (f/k/a Covanta Haverhill Associates), a Massachusetts limited liability company By its Sole Member Covanta Haverhill, Inc.
18.	Covanta Hempstead Company, a New York general partnership By its General Partners Covanta Hempstead II, LLC and Covanta ARC LLC
19.	Covanta Hempstead II, LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
20.	Covanta Hillsborough, Inc., a Florida corporation
21.	Covanta Honolulu Resource Recovery Venture, LLC (f/k/a Covanta Honolulu Resource Recovery Venture), a Hawaii limited liability company By its Sole Member Covanta Projects, LLC
22.	Covanta Huntsville, Inc., an Alabama corporation
23.	Covanta Indianapolis, Inc., an Indiana corporation

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24.	Covanta Kent, Inc., a Michigan corporation
25.	Covanta Lake II, Inc., a Florida corporation
26.	Covanta Lancaster, Inc., a Pennsylvania corporation
27.	Covanta Lee, Inc., a Florida corporation
28.	Covanta Long Beach Renewable Energy Corp., a Delaware corporation
29.	Covanta MacArthur Renewable Energy, Inc., a New York corporation
30.	Covanta Marion Land Corp., an Oregon corporation
31.	Covanta Marion, Inc., an Oregon corporation
32.	Covanta Metals Marketing LLC, a Delaware limited liability company By its Sole Member Covanta Lancaster, Inc.
33.	Covanta Montgomery, Inc., Maryland corporation
34.	Covanta Niagara I, LLC (f/k/a Covanta Niagara, L.P.), a Delaware limited liability company By its Sole Member Covanta ARC LLC
35.	Covanta Operations of Union, LLC, a New Jersey limited liability company By its Sole Member Covanta Projects, LLC
36.	Covanta Pasco, Inc., a Florida corporation
37.	Covanta Pittsfield, LLC, a New York limited liability company By its Sole Member and Manager Covanta Projects, LLC
38.	Covanta Plymouth Renewable Energy, LLC (f/k/a Covanta Plymouth Renewable Energy Limited Partnership), a Delaware limited liability company By its Sole Member Covanta Energy, LLC
39.	Covanta Power International Holdings, Inc., a Delaware corporation
40.	Covanta Projects, LLC (f/k/a Covanta Projects, Inc.), a Delaware limited liability company By its Sole Member Covanta Energy Group, LLC
41.	Covanta SECONN, LLC, a Delaware limited liability company By its sole Member Covanta ARC LLC
42.	Covanta Springfield, LLC, a New York limited liability company By its Sole Member Covanta Projects, LLC
43.	Covanta Stanislaus, Inc., a California corporation
44.	Covanta Sustainable Solutions, LLC (f/k/a Covanta 4Recovery, L.P.), a Delaware limited liability company By its Sole Member Covanta ARC LLC
45.	Covanta Tulsa Renewable Energy, LLC (f/k/a Covanta WBH, LLC), a Delaware limited liability company By its Sole Member Covanta Lancaster, Inc.
46.	Covanta Warren Energy Resources Co., LLC (f/k/a Covanta Warren Energy Resources Co., Limited Partnership), a Delaware limited liability company By its Sole Member Covanta Projects, LLC
47.	Covanta York Renewable Energy LLC, a Delaware limited liability company By its Sole Member and Manager Covanta Energy, LLC
48.	ECOvanta, LLC, a Delaware limited liability company By its Sole Member Covanta ARC LLC
49.	MSW Energy Finance Co. II, Inc., a Delaware corporation
2

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50.	Peabody Monofill Associates, Inc., a Massachusetts corporation
51.	SEMASS Partnership, a Massachusetts limited partnership By its General Partner and Limited Partner Covanta Company of SEMASS, L.P. and Limited Partner MSW Energy Finance Co. II, Inc.
52.	Chesapeake Waste Solutions LLC, a Delaware limited liability company
53.	Covanta Environmental Solutions Carriers II, LLC, a Wisconsin limited liability company
54.	Advanced Waste Services of Indiana, LLC, a Wisconsin limited liability company
55.	Waste Recovery Solutions, LLC, a Florida limited liability company
56.	Environmental Pharmaceuticals, LLC, an Arizona limited liability company
57.	Industrial Oil Tank Service Corporation, a New York corporation
58.	GARCO, Inc., a North Carolina corporation
59.	Covanta Environmental Solutions, LLC, a Delaware limited liability company

3

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SCHEDULE 4.1
TO PLEDGE AND SECURITY AGREEMENT
GENERAL INFORMATION

(A)	Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business and Organizational Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Principal Place of Business	Organization I.D.#
Camden County Energy Recovery Associates, L.P.	Limited Partnership	New Jersey	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	600013339
Covanta 4Recovery Transfer Systems LLC (f/k/a TransRiver Transfer Systems LLC)	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	3430267
Covanta Abington Transfer Solutions LLC	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	995 Fitzwatertown Road Abington PA USA 19001	2897347
Covanta Alexandria/Arlington, Inc.	Corporation	Virginia	445 South Street, Morristown, NJ 07960	5301 Eisenhower Ave. Alexandria VA USA 22304	2610640
Covanta ARC LLC	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	3244018
Covanta Bristol, Inc.	Corporation	Connecticut	445 South Street, Morristown, NJ 07960	170 Enterprise Drive Bristol CT USA 06010	164349
Covanta Camden GP, LLC	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	5373195
Covanta Company of SEMASS, LLC (f/k/a Covanta Company of SEMASS, L.P.)	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	2572164
Covanta Dade Metals Recovery LLC	Limited Liability Company	Florida	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	L11000047148
Covanta Delaware Valley OP, LLC	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	2204834
SCHEDULE 4.1-1

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Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Principal Place of Business	Organization I.D.#
Covanta Energy Americas, Inc.	Corporation	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	2418229
Covanta Energy Group, LLC (f/k/a Covanta Energy Group, Inc.)	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	2708045
Covanta Energy Marketing LLC	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	4762354
Covanta Environmental Solutions, LLC	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	5687719
Covanta Fairfax, Inc.	Corporation	Virginia	445 South Street, Morristown, NJ 07960	9898 Furnace Rd. Lorton VA USA 22079	0304530‐9
Covanta Harrisburg, Inc.	Corporation	Delaware	445 South Street, Morristown, NJ 07960	1670 South 19th St. Harrisburg PA USA 17104	4332326
Covanta Haverhill Associates, LLC (f/k/a Covanta Haverhill Associates)	Limited Liability Company	Massachusetts	445 South Street, Morristown, NJ 07960	100 Recovery Way Haverhill MA USA 01835	1154738
Covanta Haverhill, Inc.	Corporation	Massachusetts	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	133375647
Covanta Hempstead II, LLC	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	3312863
Covanta Hempstead Company	Corporation	New York	445 South Street, Morristown, NJ 07960	600 Merchants Concourse Westbury NY USA 11590	None as nothing is filed in the state
Covanta Hillsborough, Inc.	Corporation	Florida	445 South Street, Morristown, NJ 07960	350 Falkenburg Rd. Falkenburg FL USA 33619	H16487

SCHEDULE 4.1-2

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Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Principal Place of Business	Organization I.D.#
Covanta Honolulu Resource Recovery Venture, LLC (f/k/a Covanta Honolulu Resource Recovery Venture)	Limited Liability Company	Hawaii	445 South Street, Morristown, NJ 07960	91-174 Hanua St. Kapolei HI USA 96707	10303 G5
Covanta Huntsville, Inc.	Corporation	Alabama	445 South Street, Morristown, NJ 07960	5251 Triana Blvd. Huntsville AL USA 35805	123‐860
Covanta Indianapolis, Inc.	Corporation	Indiana	445 South Street, Morristown, NJ 07960	2320 South Harding St. Indianapolis IN USA 46221	198412‐379
Covanta Kent, Inc.	Corporation	Michigan	445 South Street, Morristown, NJ 07960	950 Market Ave. SW Grand Rapids MI USA 49503	800205927
Covanta Lake II, Inc.	Corporation	Florida	445 South Street, Morristown, NJ 07960	3830 Rogers Industrial Park Rd. Okahumpka FL USA 34762	P04000028902
Covanta Lancaster, Inc.	Corporation	Pennsylvania	445 South Street, Morristown, NJ 07960	1911 River Rd. Bainbridge PA USA 17502	978004
Covanta Lee, Inc.	Corporation	Florida	445 South Street, Morristown, NJ 07960	10500 Buckingham Rd. Suite 400 Fort Myers FL USA 33905	L53388
Covanta Long Beach Renewable Energy Corp.	Corporation	Delaware	445 South Street, Morristown, NJ 07960	118 Pier S Avenue Long Beach CA USA 90802	2176606
Covanta MacArthur Renewable Energy, Inc.	Corporation	New York	445 South Street, Morristown, NJ 07960	4001 Veterans Memorial Hwy Ronkonkoma NY USA 11779	1218696
Covanta Marion Land Corp.	Corporation	Oregon	445 South Street, Morristown, NJ 07960	4850 Brooklake Road, NE P.O. Box 9126 Brooks OR USA 97305	046416-84
Covanta Marion, Inc.	Corporation	Oregon	445 South Street,	4850 Brooklake Road, NE P.O.	164271-14

SCHEDULE 4.1-3

103522660_5

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Principal Place of Business	Organization I.D.#
			Morristown, NJ 07960	Box 9126 Brooks OR USA 97305
Covanta Metals Marketing LLC	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	5267219
Covanta Montgomery, Inc.	Corporation	Maryland	445 South Street, Morristown, NJ 07960	21204 Martinburg Rd. Dickerson MD USA 20842	D02905776
Covanta Niagara I, LLC (f/k/a Covanta Niagara, L.P.)	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	100 Energy Blvd. @ 56th Street Niagara Falls NY USA 14304	2325262
Covanta Operations of Union, LLC	Limited Liability Company	New Jersey	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	600052953
Covanta Pasco, Inc.	Corporation	Florida	445 South Street, Morristown, NJ 07960	14230 Hays Road Spring Hill FL USA 34610	M67467
Covanta Pittsfield, LLC (f/k/a eco/Pittsfield, LLC)	Limited Liability Company	New York	445 South Street, Morristown, NJ 07960	500 Hubbard Ave. Pittsfield MA USA 01201	2850552
Covanta Plymouth Renewable Energy, LLC (f/k/a Covanta Plymouth Renewable Energy Limited Partnership)	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	1155 Conshohocken Road Conshohocken PA USA 19428	2267862
Covanta Power International Holdings, Inc.	Corporation	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	2460596
Covanta Projects, LLC (f/k/a Covanta Projects, Inc.)	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	2034649
Covanta SECONN LLC	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	2820277

SCHEDULE 4.1-4

103522660_5

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Principal Place of Business	Organization I.D.#
Covanta Springfield, LLC	Limited Liability Company	New York	445 South Street, Morristown, NJ 07960	188 M Street Agawam MA USA 01001	2223906
Covanta Stanislaus, Inc.	Corporation	California	445 South Street, Morristown, NJ 07960	4040 Fink Rd. P.O. Box 278 Crows Landing CA USA 95313	C1292200
Covanta Sustainable Solutions, LLC (f/k/a Covanta 4Recovery, L.P.)	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	2544885
Covanta Tulsa Renewable Energy, LLC (f/k/a Covanta WBH, LLC)	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	2122 South Yukon Ave. Tulsa OK USA 74107	3710121
Covanta Warren Energy Resources Co., LLC (f/k/a Covanta Warren Energy Resources Co., Limited Partnership)	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	218 Mt. Pisgah Avenue & Quarry Road P.O. Box 147 Oxford NJ USA 07863	2063265
Covanta York Renewable Energy LLC	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	2651 Blackbridge Road York PA USA 17406	2941502
ECOvanta, LLC	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	2209 South 58th St. Philadelphia PA USA 19143	4805053
GARCO, Inc.	Corporation	North Carolina	445 South Street, Morristown, NJ 07960	2242 Carl Dr. Ashebro North Carolina USA 27203	C0384105
MSW Energy Finance Co. II, Inc.	Corporation	Delaware	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	3724574
Peabody Monofill Associates, Inc.	Corporation	Massachusetts	445 South Street, Morristown, NJ 07960	2 Daventry Court Lynnfield MA USA 01940	1036462
SEMASS Partnership	Limited Partnership	Massachusetts	445 South Street, Morristown, NJ 07960	141 Cranberry Hwy. West Wareham MA USA 20576	L87036038

SCHEDULE 4.1-5

103522660_5

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office	Principal Place of Business	Organization I.D.#
Chesapeake Waste Solutions LLC	Limited Liability Company	Delaware	445 South Street, Morristown, NJ 07960	190 Shellyland road Manheim Pennsylvania USA 17545	2954038
Covanta Environmental Solutions Carriers II, LLC	Limited Liability Company	Wisconsin	445 South Street, Morristown, NJ 07960	3801 West McKinley Ave Milwaukee Wisconsin USA 53208	A030838
Advanced Waste Services of Indiana, LLC	Limited Liability Company	Wisconsin	445 South Street, Morristown, NJ 07960	445 South Street, Morristown, NJ 07960	A038749
Waste Recovery Solutions, LLC	Limited Liability Company	Florida	445 South Street, Morristown, NJ 07960	343 King Street Myerstown PA USA 17067	L15000209300
Environmental Pharmaceuticals, LLC	Limited Liability Company	Arizona	445 South Street, Morristown, NJ 07960	7326 East Evans Road Suite B Scottsdale Arizona USA 85260	L-15489436
Industrial Oil Tank Service Corporation	Corporation	New York	445 South Street, Morristown, NJ 07960	120 Dry Rd. Oriskany New York USA 13424	833546

(B)
Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person) and Corporate Structure within past one (1) year:

None

(C)	Financing Statements:
None.

(D)	Financing Statements:
None.

SCHEDULE 4.1-6

103522660_5

SCHEDULE 4.2
TO PLEDGE AND SECURITY AGREEMENT

LOCATION OF EQUIPMENT AND INVENTORY
Location of Equipment and Inventory

247 A Commercial St.
Lynn, MA 01905

115 Washington St.
Holliston MA 01746

5301 Eisenhower Ave.
Alexandria, VA 22304

9898 Furnace Road
Lorton, VA 22079

1670 South 19th St.
Harrisburg, PA 17104

100 Recovery Way
Haverhill, MA 01835

600 Merchants Concourse
Westbury, NY 11590

417 North 5th Street
Minneapolis, MN 55401

505 6th Avenue North
Minneapolis, MN 55405

350 Falkenberg Rd.
Tampa, FL 33619

91-174 Hanua St.
Kapolei, HI 96707

5251 Triana Blvd.
Huntsville, AL 35805

2320 South Harding Street
Indianapolis, IN 46221

950 Market Ave. SW
Grand Rapids, MI 49503

    SCHEDULE 4.2-1

103522660_5

1911 River Rd.
Bainbridge, PA 17502

10500 Buckingham Rd. Suite 400
Fort Myers, FL 33905

118 Pier S. Ave
Long Beach, CA 90802

4850 Brookdale Road, NE
P.O Box 9126
Brooks, OR 97305

4001 Veterans Memorial Highway
Ronkonkoma, NY 11779

Reserve Rd. Gate 20-40
Hartford, CT 06114

16101 Frederick Rd.
Derwood, MD 20855

14230 Hays Road
Spring Hill, FL 34610

500 Hubbard Ave.
Pittsfield, MA 01201

1155 Conshohocken Rd.
Conshohocken, PA

530 South Cherry St.
Wallingford, CT 06492

4040 Fink Road
Crows Landing, CA 95313

2122 South Yukon Avenue
Tulsa, OK 74107

218 Mt. Pisgah Avenue
Oxford, NJ 07863

2651 Blackbridge Rd. York, PA 17406

SCHEDULE 4.2-2

103522660_5

209 South 58th Street Philadelphia, PA 19143

SCHEDULE 4.2-3

103522660_5

INVESTMENT PROPERTY
(A)Pledged Stock, Pledged LLC. Interests and Pledged Partnership Interests

	Company Name	Jurisdiction of Incorporation	Capital Stock or Equity Interests	Description of Anticipated Ownership As of the Closing Date
1.	Camden County Energy Recovery Associates, L.P.	New Jersey	Limited Partnership	1% GP interest owned by Covanta Camden GP, LLC and 99% LP interest owned by Covanta Energy, LLC
2.	Covanta 4Recovery Philadelphia LLC (f/k/a TransRiver Philadelphia LLC)	Delaware	Limited Liability Company	100% owned by Covanta Sustainable Solutions, LLC
3.	Covanta 4Recovery Transfer Systems LLC (f/k/a TransRiver Transfer Systems LLC)	Delaware	Limited Liability Company	100% owned by Covanta Sustainable Solutions, LLC
4.	Covanta Abington Transfer Solutions LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
5.	Covanta Alexandria/Arlington, Inc.	Virginia	Issued: 1,000 shares	100% owned by Covanta Projects, LLC
6.	Covanta ARC LLC	Delaware	Limited Liability Company	100% by Covanta Energy, LLC
7.	Covanta B-3, LLC (f/k/a eco/B-3, LLC)	New York	Limited Liability Company	100% owned by Covanta Projects, LLC
8.	Covanta Babylon, Inc.	New York	Issued: 100 shares	100% owned by Covanta Projects, LLC
9.	Covanta Bristol, Inc.	Connecticut	Issued: 100 shares	100% owned by Covanta Projects, LLC
10.	Covanta Camden GP, LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
11.	Covanta Company of SEMASS, LLC (f/k/a Covanta Company of SEMASS, L.P.)	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
12.	Covanta Connecticut (S.E.), LLC	Delaware	Limited Liability Company	100% owned by Covanta SECONN LLC
13.	Covanta Dade Metals Recovery LLC	Florida	Limited Liability Company	100% owned by Covanta Pasco, Inc.
14.	Covanta Dade Renewable Energy, LLC (f/k/a Covanta Dade Renewable Energy Ltd.)	Florida	Limited Liability Company	100% owned by Covanta Pasco, Inc.
15.	Covanta Delano, Inc.	Delaware	Issued: 1,000 shares	100% owned by Covanta Energy Americas, Inc.
16.	Covanta Delaware Valley II, LLC	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
17.	Covanta Delaware Valley OP, LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
18.	Covanta Delaware Valley, L.P.	Delaware	Limited Partnership	1% owned by Covanta Delaware Valley II, LLC as LP and Covanta ARC LLC owns 50% as GP interest and 49% as LP interest
19.	Covanta Energy Americas, Inc.	Delaware	Issued: 1,000 shares	100% owned by Covanta Projects, LLC

103522660_5

	Company Name	Jurisdiction of Incorporation	Capital Stock or Equity Interests	Description of Anticipated Ownership As of the Closing Date
20.	Covanta Energy Group, LLC (f/k/a Covanta Energy Group, Inc.)	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
21.	Covanta Energy Marketing LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
22.	Covanta Environmental Solutions, LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
23.	Covanta Fairfax, Inc.	Virginia	Issued: 100 shares	100% owned by Covanta Projects, LLC
24.	Covanta Harrisburg, Inc.	Delaware	Issued: 100 shares	100% owned by Covanta Projects, LLC
25.	Covanta Haverhill Associates, LLC (f/k/a Covanta Haverhill Associates)	Massachusetts	Limited Liability Company	100% owned by Covanta Haverhill, Inc.
26.	Covanta Haverhill, Inc.	Massachusetts	Issued: 100 shares	100% owned by Covanta Projects, LLC
27.	Covanta Hempstead II, LLC	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
28.	Covanta Hempstead Company	New York	General Partnership	99% owned by Covanta ARC LLC as GP; 1% owned by Covanta Hempstead II, LLC as GP
29.	Covanta Hennepin Energy Resource Co, LLC (f/k/a Covanta Hennepin Energy Resource Co., Limited Partnership)	Delaware	Limited Liability Company	100% owned by Covanta Projects, LLC
30.	Covanta Hillsborough, Inc.	Florida	Issued: 100 shares	100% owned by Covanta Projects, LLC
31.	Covanta Honolulu Resource Recovery Venture, LLC (f/k/a Covanta Honolulu Resource Recovery Venture)	Hawaii	Limited Liability Company	100% owned by Covanta Projects, LLC
32.	Covanta Hudson Valley Renewable Energy LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
33.	Covanta Huntington, LLC (f/k/a Covanta Huntington Limited Partnership)	Delaware	Limited Liability Company	100% owned by Covanta Projects, LLC
34.	Covanta Huntsville, Inc.	Alabama	Issued: 100 shares	100% owned by Covanta Projects, LLC
35.	Covanta Hydro Operations West, Inc.	Delaware	Issued: 100 shares	100% owned by Covanta Energy Americas, Inc.
36.	Covanta Indianapolis, Inc.	Indiana	Issued: 100 shares	100% owned by Covanta Projects, LLC
37.	Covanta Kent, Inc.	Michigan	Issued: 100 shares	100% owned by Covanta Projects, LLC
38.	Covanta Lake II, Inc.	Florida	Issued: 750 shares common Issued: 250 shares preferred	100% Owned by Covanta Projects, LLC
39.	Covanta Lancaster, Inc.	Pennsylvania	Issued: 100 shares	100% owned by Covanta Projects, LLC
40.	Covanta Lee, Inc.	Florida	Issued: 100 shares	100% owned by Covanta Projects, LLC
41.	Covanta Long Beach	Delaware	Issued: 100 shares	100% owned by Covanta Energy, LLC

103522660_5

	Company Name	Jurisdiction of Incorporation	Capital Stock or Equity Interests	Description of Anticipated Ownership As of the Closing Date
Renewable Energy Corp.
42.	Covanta MacArthur Renewable Energy, Inc.	New York	Issued: 100 shares	100% owned by Covanta Energy, LLC
43.	Covanta Marion Land Corp.	Oregon	Issued: 1000 common shares 300 preferred shares	100% owned by Covanta Projects, LLC
44.	Covanta Marion, Inc.	Oregon	Issued: 10 shares	100% owned by Covanta Projects, LLC
45.	Covanta Mendota, LLC (f/k/a Covanta Mendota, L.P.)	California	Limited Liability Company	100% owned by Covanta Energy Americas, Inc.
46.	Covanta Metals Marketing LLC	Delaware	Limited Liability Company	100% owned by Covanta Lancaster, Inc.
47.	Covanta Montgomery, Inc.	Maryland	Issued: 100 shares	100% owned by Covanta Projects, LLC
48.	Covanta Niagara I, LLC (f/k/a Covanta Niagara, L.P.)	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
49.	Covanta Onondaga Two LLC (f/k/a Covanta Onondaga Two Corp.)	Delaware	Limited Liability Company	100% owned by Covanta Projects, LLC
50.	Covanta Operations of Union, LLC	New Jersey	Limited Liability Company	100% owned by Covanta Projects, LLC
51.	Covanta Pasco, Inc.	Florida	Issued: 100 shares	100% owned by Covanta Projects, LLC
52.	Covanta Pittsfield, LLC (f/k/a eco/Pittsfield, LLC)	New York	Limited Liability Company	100% owned by Covanta Projects, LLC
53.	Covanta Plymouth Renewable Energy, LLC (f/k/a Covanta Plymouth Renewable Energy Limited Partnership)	Delaware	Limited Liability Company	100% ownership by Covanta Energy, LLC
54.	Covanta Power International Holdings, Inc.	Delaware	Issued: 1,000 shares	100% owned by Covanta Energy Americas, Inc.
55.	Covanta Projects of Wallingford, LLC (f/k/a Covanta Projects of Wallingford, L.P.)	Delaware	Limited Liability Company	100% owned by Covanta Projects, LLC
56.	Covanta Projects, LLC (f/k/a Covanta Projects, Inc.)	Delaware	Limited Liability Company	100% owned by Covanta Energy Group, LLC
57.	Covanta SECONN LLC	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
58.	Covanta SEMASS, LLC (f/k/a Covanta SEMASS, L.P.)	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
59.	Covanta Southeastern Connecticut, L.P.	Delaware	Limited Partnership	99% owned by Covanta SECONN LLC and 1% owned by Covanta Connecticut (S.E.), LLC
60.	Covanta Springfield, LLC	New York	Limited Liability Company	100% owned by Covanta Projects, LLC
61.	Covanta Stanislaus, Inc.	California	Issued: 100 shares	100% owned by Covanta Projects, LLC

103522660_5

	Company Name	Jurisdiction of Incorporation	Capital Stock or Equity Interests	Description of Anticipated Ownership As of the Closing Date
62.	Covanta Sustainable Solutions, LLC (f/k/a Covanta 4Recovery, L.P.)	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
63.	Covanta Tulsa Renewable Energy, LLC (f/k/a Covanta WBH, LLC)	Delaware	Limited Liability Company	100% owned by Covanta Lancaster, Inc.
64.	Covanta Union, LLC (f/k/a Covanta Union, Inc.)	Delaware	Limited Liability Company	100% owned by Covanta Projects, LLC
65.	Covanta Warren Energy Resources Co., LLC (f/k/a Covanta Warren Energy Resources Co., Limited Partnership)	Delaware	Limited Liability Company	100% owned by Covanta Projects, LLC
66.	Covanta Waste to Energy of Italy, Inc.	Delaware	Issued: 100 shares	100% owned by Covanta Power International Holdings, Inc.
67.	Covanta York Renewable Energy LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
68.	ECOvanta, LLC	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
69.	GARCO, Inc.	North Carolina	Issued: 1,000 shares	100% owned by Covanta Environmental Solutions, LLC
70.	Koma Kulshan Associates	California	Limited Partnership	48.99% owned by Covanta Energy Americas, Inc. as LP interest and 1% GP interest and 50% owned by third party
71.	Mount Kisco Transfer Station, Inc.	New York	Issued: 10 shares	100% owned by Covanta Sustainable Solutions, LLC
72.	MSW Energy Finance Co. II, Inc.	Delaware	Issued: 3000 shares	100% owned by Covanta Energy, LLC
73.	Peabody Monofill Associates, Inc.	Massachusetts	Issued: 10,000 shares	100% owned by Covanta Projects, LLC
74.	SEMASS Partnership	Massachusetts	Limited Partnership	98% interest owned by Covanta Company of SEMASS, LLC in LP interest and 1% in GP interest and 1% owned by MSW Energy Finance Co. II, Inc. as LP interest
75.	South Fork II Associates Limited Partnership	Washington	Limited Partnership	Covanta Energy Americas, Inc. 49.9995% interest as GP and .0005% as LP interest; 50.0095% owned by third party
76.	Covanta Burnaby Renewable Energy, ULC (f/k/a Montenay Inc.)	Canada	Issued: 10,500 shares	100% owned by Covanta Energy, LLC
77.	Covanta Energy Asia Pacific Limited	Hong Kong	Issued: 32 shares each at HK $10.00 par value	100% Covanta Power International Holdings, Inc.

Company Name	Jurisdiction of Incorporation	Capital Stock or Equity Interests	Description of Anticipated Ownership As of the Closing Date

103522660_5

78.	Covanta Energy Philippine Holdings, Inc.	Philippines	Issued: 52,605 shares at Php 100 par value (Per Philippine law each Covanta director holds 1 share)	100%* owned by Covanta Power International Holdings, Inc. (*per Philippine law each Covanta director holds 1 share)
79.	Covanta Ince Park Limited	United Kingdom	Issued: 1 share Value: £1	100% owned by Covanta Energy Limited
80.	Covanta Rookery South Limited	United Kingdom	Issued: 1 share Value: £1	100% owned by Covanta Energy Limited
81.	Edison (Bataan) Cogeneration Corporation	Philippines	Issued: 4,800,000 common stock (Per Philippine law each Covanta director holds 1 share)	100%* owned by Covanta Power International Holdings, Inc. (*per Philippine law each Covanta director holds 1 share)
82.	Enereurope Holdings III, B.V.	Netherlands	Issued: EUR 20,000 and NLG 44,074.20	100% owned by Covanta Power International Holdings, Inc.
83.	Hidro Operaciones Don Pedro S.A.	Costa Rica	780 shares @ 1,00	100% owned by Covanta Power International Holdings, Inc.
84.	Olmec Insurance Ltd.	Bermuda	Issued: 1,000,000 common shares have been 50% called and paid totaling $500,000	100% owned by Covanta Energy Group, LLC
85.	TransRiver Canada Incorporated	Canada		100% owned by Covanta Energy, LLC
86.	Covanta Burnaby Renewable Energy, ULC	Canada	19,500 Common Shares	100% owned by Covanta Energy, LLC
87.	Covanta Luxembourg S.A. R.L.	Luxembourg	Share capital 17,000 shares @ 1 EURO	100% owned by Covanta Power International Holdings, Inc.
88.	Covanta Luxembourg Global Holding S.A. R.L.	Luxembourg	Share capital 17,000 shares @ 1 EURO	100% owned by Covanta Power International Holdings, Inc.
89.	Covanta Luxembourg Holding S.A. R.L.	Luxembourg	Share capital 17,000 shares @ 1 EURO	100% owned by Covanta Power International Holdings, Inc.
90.	Covanta Protos Development Limited	United Kingdom	1 Ordinary Shares @ £1 each	100% owned by Covanta Power International Holdings, Inc.

103522660_5

91.	Covanta Newhurst Development Limited	United Kingdom	2 Ordinary Shares @ £1 each	100% owned by Covanta Power International Holdings, Inc.
92.	Covanta Carribean SRL	Barbados	1 Common Share @ $1.00	100% owned by Covanta Power International Holdings, Inc.
93.	Chesapeake Waste Solutions LLC	Delaware	Limited Liability Company	100% owned by Covanta Environmental Solutions, LLC
94.	Covanta Environmental Solutions Carriers II, LLC	Wisconsin	Limited Liability Company	100% owned by Covanta Environmental Solutions, LLC
95.	Advanced Waste Services of Indiana,	Wisconsin	Limited Liability Company	100% owned by Covanta Environmental Solutions, LLC
	Company Name	Jurisdiction of Incorporation	Capital Stock or Equity Interests	Description of Anticipated Ownership As of the Closing Date
LLC
96.	Recoil, LLC	Pennsylvania	Limited Liability Company	100% owned by Covanta Environmental Solutions, LLC
97.	Waste Recovery Solutions, LLC	Florida	Limited Liability Company	100% owned by Covanta Environmental Solutions, LLC
98.	Environmental Pharmaceuticals, LLC	Arizona	Limited Liability Company	100% owned by Covanta Environmental Solutions, LLC
99.	Industrial Oil Tank Service Corporation	New York	Authorized 400 Common Shares Issued 49 shares voting and 30 shares Class B non-voting	100% owned by Covanta Environmental Solutions, LLC
100.	Covanta OPW Associates, Inc.	Connecticut	100 shares common @ $1.00 par	100% owned by Covanta Projects, LLC
101.	Covanta Wallingford Associates, Inc.	Connecticut	100 shares common @ $1.00 par	100% owned by Covanta Projects, LLC
Pledged Trust Interests: None.
Pledged Debt: None.

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date
Each Grantor, as Payee	Each Grantor, as Maker	N/A	N/A	Closing Date	Demand

(A)	CERTIFICATED LLCs/PARTNERSHIP INTERESTS.
Yes. See entities identified above in Schedule 4.4(A).

103522660_5

SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT

INVESTMENT PROPERTY
(A)    Pledged Stock, Pledged LLC Interests and Pledged Partnership Interests

	Company Name	Jurisdiction of Incorporation	Capital Stock or Equity Interests	Description of Anticipated Ownership As of the Closing Date
1.	Camden County Energy Recovery Associates, L.P.	New Jersey	Limited Partnership	1% GP interest owned by Covanta Camden GP, LLC and 99% LP interest owned by Covanta Energy, LLC
2.	Covanta 4Recovery Philadelphia LLC (f/k/a TransRiver Philadelphia LLC)	Delaware	Limited Liability Company	100% owned by Covanta Sustainable Solutions, LLC
3.	Covanta 4Recovery Transfer Systems LLC (f/k/a TransRiver Transfer Systems LLC)	Delaware	Limited Liability Company	100% owned by Covanta Sustainable Solutions, LLC
4.	Covanta Abington Transfer Solutions LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
5.	Covanta Alexandria/Arlington, Inc.	Virginia	Issued: 1,000 shares	100% owned by Covanta Projects, LLC
6.	Covanta ARC LLC	Delaware	Limited Liability Company	100% by Covanta Energy, LLC
7.	Covanta B-3, LLC (f/k/a eco/B-3, LLC)	New York	Limited Liability Company	100% owned by Covanta Projects, LLC
8.	Covanta Babylon, Inc.	New York	Issued: 100 shares	100% owned by Covanta Projects, LLC
9.	Covanta Bristol, Inc.	Connecticut	Issued: 100 shares	100% owned by Covanta Projects, LLC
10.	Covanta Camden GP, LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
11.	Covanta Company of SEMASS, LLC (f/k/a Covanta Company of SEMASS, L.P.)	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
12.	Covanta Connecticut (S.E.), LLC	Delaware	Limited Liability Company	100% owned by Covanta SECONN LLC
13.	Covanta Dade Metals Recovery LLC	Florida	Limited Liability Company	100% owned by Covanta Pasco, Inc.
14.	Covanta Dade Renewable Energy, LLC (f/k/a Covanta Dade Renewable Energy Ltd.)	Florida	Limited Liability Company	100% owned by Covanta Pasco, Inc.
15.	Covanta Delano, Inc.	Delaware	Issued: 1,000 shares	100% owned by Covanta Energy Americas, Inc.
16.	Covanta Delaware Valley II, LLC	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
17.	Covanta Delaware Valley OP, LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
18.	Covanta Delaware Valley, L.P.	Delaware	Limited Partnership	1% owned by Covanta Delaware Valley II, LLC as LP and Covanta ARC LLC owns 50% as GP interest and 49% as LP interest
19.	Covanta Energy Americas, Inc.	Delaware	Issued: 1,000 shares	100% owned by Covanta Projects, LLC

SCHEDULE 4.4-1

103522660_5

SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT

	Company Name	Jurisdiction of Incorporation	Capital Stock or Equity Interests	Description of Anticipated Ownership As of the Closing Date
20.	Covanta Energy Group, LLC (f/k/a Covanta Energy Group, Inc.)	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
21.	Covanta Energy Marketing LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
22.	Covanta Environmental Solutions, LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
23.	Covanta Fairfax, Inc.	Virginia	Issued: 100 shares	100% owned by Covanta Projects, LLC
24.	Covanta Harrisburg, Inc.	Delaware	Issued: 100 shares	100% owned by Covanta Projects, LLC
25.	Covanta Haverhill Associates, LLC (f/k/a Covanta Haverhill Associates)	Massachusetts	Limited Liability Company	100% owned by Covanta Haverhill, Inc.
26.	Covanta Haverhill, Inc.	Massachusetts	Issued: 100 shares	100% owned by Covanta Projects, LLC
27.	Covanta Hempstead II, LLC	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
28.	Covanta Hempstead Company	New York	General Partnership	99% owned by Covanta ARC LLC as GP; 1% owned by Covanta Hempstead II, LLC as GP
29.	Covanta Hennepin Energy Resource Co, LLC (f/k/a Covanta Hennepin Energy Resource Co., Limited Partnership)	Delaware	Limited Liability Company	100% owned by Covanta Projects, LLC
30.	Covanta Hillsborough, Inc.	Florida	Issued: 100 shares	100% owned by Covanta Projects, LLC
31.	Covanta Honolulu Resource Recovery Venture, LLC (f/k/a Covanta Honolulu Resource Recovery Venture)	Hawaii	Limited Liability Company	100% owned by Covanta Projects, LLC
32.	Covanta Hudson Valley Renewable Energy LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
33.	Covanta Huntington, LLC (f/k/a Covanta Huntington Limited Partnership)	Delaware	Limited Liability Company	100% owned by Covanta Projects, LLC
34.	Covanta Huntsville, Inc.	Alabama	Issued: 100 shares	100% owned by Covanta Projects, LLC
35.	Covanta Hydro Operations West, Inc.	Delaware	Issued: 100 shares	100% owned by Covanta Energy Americas, Inc.
36.	Covanta Indianapolis, Inc.	Indiana	Issued: 100 shares	100% owned by Covanta Projects, LLC
37.	Covanta Kent, Inc.	Michigan	Issued: 100 shares	100% owned by Covanta Projects, LLC
38.	Covanta Lake II, Inc.	Florida	Issued: 750 shares common Issued: 250 shares preferred	100% Owned by Covanta Projects, LLC
39.	Covanta Lancaster, Inc.	Pennsylvania	Issued: 100 shares	100% owned by Covanta Projects, LLC
40.	Covanta Lee, Inc.	Florida	Issued: 100 shares	100% owned by Covanta Projects, LLC
41.	Covanta Long Beach	Delaware	Issued: 100 shares	100% owned by Covanta Energy, LLC

SCHEDULE 4.4-2

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SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT

	Company Name	Jurisdiction of Incorporation	Capital Stock or Equity Interests	Description of Anticipated Ownership As of the Closing Date
Renewable Energy Corp.
42.	Covanta MacArthur Renewable Energy, Inc.	New York	Issued: 100 shares	100% owned by Covanta Energy, LLC
43.	Covanta Marion Land Corp.	Oregon	Issued: 1000 common shares 300 preferred shares	100% owned by Covanta Projects, LLC
44.	Covanta Marion, Inc.	Oregon	Issued: 10 shares	100% owned by Covanta Projects, LLC
45.	Covanta Mendota, LLC (f/k/a Covanta Mendota, L.P.)	California	Limited Liability Company	100% owned by Covanta Energy Americas, Inc.
46.	Covanta Metals Marketing LLC	Delaware	Limited Liability Company	100% owned by Covanta Lancaster, Inc.
47.	Covanta Montgomery, Inc.	Maryland	Issued: 100 shares	100% owned by Covanta Projects, LLC
48.	Covanta Niagara I, LLC (f/k/a Covanta Niagara, L.P.)	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
49.	Covanta Onondaga Two LLC (f/k/a Covanta Onondaga Two Corp.)	Delaware	Limited Liability Company	100% owned by Covanta Projects, LLC
50.	Covanta Operations of Union, LLC	New Jersey	Limited Liability Company	100% owned by Covanta Projects, LLC
51.	Covanta Pasco, Inc.	Florida	Issued: 100 shares	100% owned by Covanta Projects, LLC
52.	Covanta Pittsfield, LLC (f/k/a eco/Pittsfield, LLC)	New York	Limited Liability Company	100% owned by Covanta Projects, LLC
53.	Covanta Plymouth Renewable Energy, LLC (f/k/a Covanta Plymouth Renewable Energy Limited Partnership)	Delaware	Limited Liability Company	100% ownership by Covanta Energy, LLC
54.	Covanta Power International Holdings, Inc.	Delaware	Issued: 1,000 shares	100% owned by Covanta Energy Americas, Inc.
55.	Covanta Projects of Wallingford, LLC (f/k/a Covanta Projects of Wallingford, L.P.)	Delaware	Limited Liability Company	100% owned by Covanta Projects, LLC
56.	Covanta Projects, LLC (f/k/a Covanta Projects, Inc.)	Delaware	Limited Liability Company	100% owned by Covanta Energy Group, LLC
57.	Covanta SECONN LLC	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
58.	Covanta SEMASS, LLC (f/k/a Covanta SEMASS, L.P.)	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
59.	Covanta Southeastern Connecticut, L.P.	Delaware	Limited Partnership	99% owned by Covanta SECONN LLC and 1% owned by Covanta Connecticut (S.E.), LLC
60.	Covanta Springfield, LLC	New York	Limited Liability Company	100% owned by Covanta Projects, LLC
61.	Covanta Stanislaus, Inc.	California	Issued: 100 shares	100% owned by Covanta Projects, LLC

SCHEDULE 4.4-3

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SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT

	Company Name	Jurisdiction of Incorporation	Capital Stock or Equity Interests	Description of Anticipated Ownership As of the Closing Date
62.	Covanta Sustainable Solutions, LLC (f/k/a Covanta 4Recovery, L.P.)	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
63.	Covanta Tulsa Renewable Energy, LLC (f/k/a Covanta WBH, LLC)	Delaware	Limited Liability Company	100% owned by Covanta Lancaster, Inc.
64.	Covanta Union, LLC (f/k/a Covanta Union, Inc.)	Delaware	Limited Liability Company	100% owned by Covanta Projects, LLC
65.	Covanta Warren Energy Resources Co., LLC (f/k/a Covanta Warren Energy Resources Co., Limited Partnership)	Delaware	Limited Liability Company	100% owned by Covanta Projects, LLC
66.	Covanta Waste to Energy of Italy, Inc.	Delaware	Issued: 100 shares	100% owned by Covanta Power International Holdings, Inc.
67.	Covanta York Renewable Energy LLC	Delaware	Limited Liability Company	100% owned by Covanta Energy, LLC
68.	ECOvanta, LLC	Delaware	Limited Liability Company	100% owned by Covanta ARC LLC
69.	GARCO, Inc.	North Carolina	Issued: 1,000 shares	100% owned by Covanta Environmental Solutions, LLC
70.	Koma Kulshan Associates	California	Limited Partnership	48.99% owned by Covanta Energy Americas, Inc. as LP interest and 1% GP interest and 50% owned by third party
71.	Mount Kisco Transfer Station, Inc.	New York	Issued: 10 shares	100% owned by Covanta Sustainable Solutions, LLC
72.	MSW Energy Finance Co. II, Inc.	Delaware	Issued: 3000 shares	100% owned by Covanta Energy, LLC
73.	Peabody Monofill Associates, Inc.	Massachusetts	Issued: 10,000 shares	100% owned by Covanta Projects, LLC
74.	SEMASS Partnership	Massachusetts	Limited Partnership	98% interest owned by Covanta Company of SEMASS, LLC in LP interest and 1% in GP interest and 1% owned by MSW Energy Finance Co. II, Inc. as LP interest
75.	South Fork II Associates Limited Partnership	Washington	Limited Partnership	Covanta Energy Americas, Inc. 49.9995% interest as GP and .0005% as LP interest; 50.0095% owned by third party
76.	Covanta Burnaby Renewable Energy, ULC (f/k/a Montenay Inc.)	Canada	Issued: 10,500 shares	100% owned by Covanta Energy, LLC
77.	Covanta Energy Asia Pacific Limited	Hong Kong	Issued: 32 shares each at HK $10.00 par value	100% Covanta Power International Holdings, Inc.

SCHEDULE 4.4-4

103522660_5

SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT

	Company Name	Jurisdiction of Incorporation	Capital Stock or Equity Interests	Description of Anticipated Ownership As of the Closing Date
78.	Covanta Energy Philippine Holdings, Inc.	Philippines	Issued: 52,605 shares at Php 100 par value (Per Philippine law each Covanta director holds 1 share)	100%* owned by Covanta Power International Holdings, Inc. (*per Philippine law each Covanta director holds 1 share)
79.	Covanta Ince Park Limited	United Kingdom	Issued: 1 share Value: £1	100% owned by Covanta Energy Limited
80.	Covanta Rookery South Limited	United Kingdom	Issued: 1 share Value: £1	100% owned by Covanta Energy Limited
81.	Edison (Bataan) Cogeneration Corporation	Philippines	Issued: 4,800,000 common stock (Per Philippine law each Covanta director holds 1 share)	100%* owned by Covanta Power International Holdings, Inc. (*per Philippine law each Covanta director holds 1 share)
82.	Enereurope Holdings III, B.V.	Netherlands	Issued: EUR 20,000 and NLG 44,074.20	100% owned by Covanta Power International Holdings, Inc.
83.	Hidro Operaciones Don Pedro S.A.	Costa Rica	780 shares @ 1,00	100% owned by Covanta Power International Holdings, Inc.
84.	Olmec Insurance Ltd.	Bermuda	Issued: 1,000,000 common shares have been 50% called and paid totaling $500,000	100% owned by Covanta Energy Group, LLC
85.	TransRiver Canada Incorporated	Canada		100% owned by Covanta Energy, LLC
86.	Covanta Burnaby Renewable Energy, ULC	Canada	19,500 Common Shares	100% owned by Covanta Energy, LLC
87.	Covanta Luxembourg S.A. R.L.	Luxembourg	Share capital 17,000 shares @ 1 EURO	100% owned by Covanta Power International Holdings, Inc.
88.	Covanta Luxembourg Global Holding S.A. R.L.	Luxembourg	Share capital 17,000 shares @ 1 EURO	100% owned by Covanta Power International Holdings, Inc.
89.	Covanta Luxembourg Holding S.A. R.L.	Luxembourg	Share capital 17,000 shares @ 1 EURO	100% owned by Covanta Power International Holdings, Inc.
90.	Covanta Protos Development Limited	United Kingdom	1 Ordinary Shares @ £1 each	100% owned by Covanta Power International Holdings, Inc.
91.	Covanta Newhurst Development Limited	United Kingdom	2 Ordinary Shares @ £1 each	100% owned by Covanta Power International Holdings, Inc.
92.	Covanta Carribean SRL	Barbados	1 Common Share @ $1.00	100% owned by Covanta Power International Holdings, Inc.
93.	Chesapeake Waste Solutions LLC	Delaware	Limited Liability Company	100% owned by Covanta Environmental Solutions, LLC
94.	Covanta Environmental Solutions Carriers II, LLC	Wisconsin	Limited Liability Company	100% owned by Covanta Environmental Solutions, LLC
95.	Advanced Waste Services of Indiana, LLC	Wisconsin	Limited Liability Company	100% owned by Covanta Environmental Solutions, LLC

SCHEDULE 4.4-5

103522660_5

SCHEDULE 4.4
TO PLEDGE AND SECURITY AGREEMENT

	Company Name	Jurisdiction of Incorporation	Capital Stock or Equity Interests	Description of Anticipated Ownership As of the Closing Date
96.	Recoil, LLC	Pennsylvania	Limited Liability Company	100% owned by Covanta Environmental Solutions, LLC
97.	Waste Recovery Solutions, LLC	Florida	Limited Liability Company	100% owned by Covanta Environmental Solutions, LLC
98.	Environmental Pharmaceuticals, LLC	Arizona	Limited Liability Company	100% owned by Covanta Environmental Solutions, LLC
99.	Industrial Oil Tank Service Corporation	New York	Authorized 400 Common Shares Issued 49 shares voting and 30 shares Class B non-voting	100% owned by Covanta Environmental Solutions, LLC
100.	Covanta OPW Associates, Inc.	Connecticut	100 shares common @ $1.00 par	100% owned by Covanta Projects, LLC
101.	Covanta Wallingford Associates, Inc.	Connecticut	100 shares common @ $1.00 par	100% owned by Covanta Projects, LLC

Pledged Trust Interests: None.
Pledged Debt: None.

Grantor	Issuer	Original Principal Amount	Outstanding Principal Balance	Issue Date	Maturity Date
Each Grantor, as Payee	Each Grantor, as Maker	N/A	N/A	Closing Date	Demand

(B)	CERTIFICATED LLCs/PARTNERSHIP INTERESTS.
Yes. See entities identified above in Schedule 4.4(A).

SCHEDULE 4.4-6

103522660_5

         SCHEDULE 4.5
     TO PLEDGE AND SECURITY AGREEMENT

INTELLECTUAL PROPERTY

(A)	Copyrights
U.S. Copyrights and Copyright Applications Owned By GARCO INC. d/b/a GARCO
DISTRIBUTING

Copyright	Registration Number	Issue Date (Filing Date)
Garco dealer catalog: motorcycle parts & accessories	TX0000058924	3/16/78

(B)	Copyright Licenses
None.

(C)	Patents
U.S. Patents and Patent Applications Owned By COVANTA ENVIRONMENTAL
SOLUTIONS, LLC

Patent	Patent Number (Application Number)	Issue Date (Filing Date)
Expanded Size Sludge Vacuum Tanker	8,328,290	12/11/12

U.S. Patents and Patent Applications COVANTA ENERGY LLC

SCHEDULE 4.5-1

103522660_5

         SCHEDULE 4.5
     TO PLEDGE AND SECURITY AGREEMENT

Patent	Patent Number (Application Number)	Issue Date (Filing Date)
Dynamic Control of SNCR System for Semi-Batch Fed Stoker Based on MSW Combustion	7,712,306	5/11/10
Method for Supplying Combustion Gas in Incineration Systems	7,975,628	7/12/11
Tertiary Air Addition to Solid Waste-Fired Furnaces for NOx Control	8,443,739	05/21/13
Gasification Combustion System	8,707,875	04/29/14
Gasification Combustion System	8,701,573	04/22/14
Gasification Combustion System	8,997,664	4/7/15
Aerodynamic Tube Shields	(14/757,495)	(12/23/15)
System and Method for Automatic Control of Differential Pressure in a Baghouse System	9,782,711	10/10/17

U.S. Patents and Patent Applications Owned By COVANTA HOLDING CORP.

Patent	Patent Number (Application Number)	Issue Date (Filing Date)
Method To Improve The Characteristics Of Ash From Municipal Solid Waste Combustors	7,682,446	March 23, 2010

(D)	Patent Licenses
None

(E)	Trademarks
U.S. Trademark Registrations and Applications Owned By COVANTA
ENVIRONMENTAL SOLUTIONS, LLC

SCHEDULE 4.5-2

103522660_5

         SCHEDULE 4.5
     TO PLEDGE AND SECURITY AGREEMENT

Country	Mark	Registration Number (Application Number)	Registration Date (Filing Date)
USA	VACSIMIZER	AN: 77/826,201 RN: 3,780,873	(2/9/10) 4/27/10

U.S. Trademark Registrations and Applications Owned By COVANTA ENERGY
CORPORATION

Country	Mark	Registration Number (Application Number)	Registration Date (Filing Date)
USA	COVANTA	AN: 77/054,918 RN: 3,451,902	(12/1/06) 6/24/08
USA	4RECOVERY	AN: 85/417,332 RN: 4,211,745	(9/8/11) 6/20/12
USA	Bolt (Design)	AN: 85/417,331 RN: 4,339,412	(9/8/11) 5/21/13
USA	COVANTA 4RECOVERY	AN: 85/417,335 RN: 4,339,413	(9/8/11) 5/21/13
USA	ECOVANTA	AN: 85/183,842 RN: 4,032,755	(11/23/10) 9/27/11
USA	REF-FUEL	AN: 73/835,929 RN: 1,602,911	(11/3/89) 6/19/90
USA	REF FUEL	AN: 85/286,283 RN: 4,172,649	(4/5/11) 7/10/12
USA	REF FUEL Logo (Design)	AN: 85/286,300 RN: 4,176,687	(4/5/11) 7/17/12
USA	RX4SAFETY	AN: 85/293,670 RN: 4,062,821	(4/13/11) 11/29/11

(F)	Trademark Licenses
None.

(G)	Trade Secret Licenses
None.

(H)	Exceptions to Representations and Warranties in Section 4.5

SCHEDULE 4.5-3

103522660_5

         SCHEDULE 4.5
     TO PLEDGE AND SECURITY AGREEMENT

None.

SCHEDULE 4.5-4

103522660_5

    EXHIBIT A
TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT
This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered by [NAME OF GRANTOR] a [NAME OF STATE OF INCORPORATION] corporation located at (the “Grantor”) is delivered in favor of BANK OF AMERICA, N.A., as Collateral Agent (the “Collateral Agent”), pursuant to the Amended and Restated Pledge and Security Agreement, dated as of August 21, 2018 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among COVANTA ENERGY LLC, the other Grantors named therein, and the Collateral Agent. Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.
[Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in and continuing lien on all of Grantor’s right, title and interest in and to all Collateral to secure the Secured Obligations, in each case whether now owned or hereafter acquired or arising and wherever the same may be located. Grantor represents and warrants with respect to itself that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.]
IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By: ________________________________ Name:
Title:

103522660_5